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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): Sept. 20, 2000 (July 11, 2000)


                          Canadian Northern Lites Inc.
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               (Exact name of registrant as specified in charter)


            Nevada                       000-30644              76-048710
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                      Identification No.)


Suite U-13 601-W.Broadway, Vancouver,B.C.                       V5Z-4C2
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(Address of Principal Executive Offices)                       (Postal Code)


Registrant's telephone number, including area code: (604) 879-9001
                                                    --------------

                         Canadian Northern Lites, Inc.
                           Suite U-13 601-W.Broadway,
                             Vancouver,B.C.V5Z-4C2
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Reincorporation and Change of Name of Registrant.
         -----------------------------

Pursuant to a July 7, 2000 meeting of 5 shareholders, holding 52% of the outstanding Class A Voting Common Shares, Canadian Northern Lites, Inc., a Texas corporation, ("the Company") on July 11, 2000, filed in the State of Nevada and in the State of Texas, Articles of Merger whereby Canadian Northern Lites, Inc. merged with Leopard Capital, Inc., in order for Canadian Northern Lites Inc. to reincorporate as a Nevada corporation, pursuant to an Agreement and Plan of Merger dated June 30, 2000 (the "Merger Agreement"), with the surviving company being Leopard Capital, Inc., a Nevada corporation.

Details of the above plan to reincorporate in Nevada are incorporated by reference to the Company's Proxy Statement filed at the Securities and Exchange Commission on April 4, 2000, for the Annual Meeting of Shareholders held on
May 2, 2000. The proposal for Canadian Northern Lites Inc. to reincorporate as a Nevada corporation was approved by the Company's Class A Voting common shareholders at the Annual Meeting of Shareholders held May 2, 2000.

Leopard Capital Inc., is a company focused on raising capital for business ventures and identifying and arranging joint-ventures with other companies. The company currently holds mineral claims in British Columbia, Canada.

Following the Merger, the business to be conducted by Leopard Capital Inc. will be the business conducted by Canadian Northern Lites Inc., prior to the Merger. In conjunction with the Merger, the Company changed its name to "Leopard Capital, Inc."


Item 7.  Financial Statements and Exhibits.
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Financial Statements are incorporated by reference to the 10KSB filed
April 13, 2000 for Canadian Northern Lites, Inc.,and containing audited financial statements for the year ending December 31, 1999, and for the year ending December 31, 1998; and by reference to the 10QSB filed August 14, 2000 containing unaudited financial statements for the six months ended
June 30, 2000.



EXHIBIT LIST.

   2.1  Articles Of Merger, including the Agreement and Plan of Merger

   4.1  Articles of Incorporation of the Company

   4.2  Amendment to the Articles of Incorporation of the Company

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Canadian Northern Lites, Inc.

                                        /s/ T.G.Cook
                                        -----------------------------
                                        Name:  T.G.Cook
                                        Title: President



Dated: Sept. 20, 2000